UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 21, 2022

Date of Report (Date of earliest event reported)

BODY AND MIND INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55940	98-1319227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 – 1095 West Pender Street Vancouver, British Columbia, Canada	V6E 2M6
(Address of principal executive offices)	(Zip Code)

(800) 361-6312

Registrant’s telephone number, including area code

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

SECTION 2 – FINANCIAL INFORMATION

Item 2.02 Results of Operations and Financial Condition.

On June 21, 2022, Body and Mind Inc. (the “Company” or “BaM”) issued a news release announcing its financial results for the third fiscal quarter ended April 30, 2022. The information regarding the financial results for the third fiscal quarter ended April 30, 2022 of the Company contained in Item 7.01 below is responsive to this Item 2.02 and is incorporated into this Item 2.02 by reference.

The information in this Item 2.02 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure.

On June 21, 2022, the Company issued a news release to report its financial results for the third fiscal quarter ended April 30, 2022.

Q3 FY2022 Financial Summary (results expressed in USD$ unless otherwise indicated):

•         Reported Q3 FY2022 revenue of $7.88 million, a 10% increase over Q3 FY2021 revenue of $7.16 million;

•         Q3 FY2022 Gross profit of $2.91 million;

•         Q3 FY2022 Net Operating Loss of $1.34 million;

•         Q3 FY2022 Net Loss of $2.46 million;

•         Basic and Diluted loss per share of $0.02;

•         Adjusted EBITDA loss of 0.78 million*;

•         Inventory of $4.32 million as of April 30, 2022;

•         At April 30, 2022, BaM had $3.71 million in cash and a working capital surplus of $2.42 million;

•         Total Assets were $52.99 million, Total Current Liabilities were $9.44 million and Total Liabilities were $22.70 million at April 30, 2022;

•         113,349,464 shares of common stock outstanding as of April 30, 2022 (113,349,464 as of June 20, 2022).

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Operational Milestones for Q3 FY2022:

California:

•         Amended definitive agreement for the acquisition of the Seaside dispensary to have $1.25 million of the purchase price switched from cash to common stock (see June 21, 2022 press release);

•         The Company took over management of Seaside dispensary operations effective December 1, 2021;

•         Local and state approval of change in ownership of the Seaside dispensary licenses received;

•         Received state licenses for a manufacturing and distribution facility in development stage with local approvals previously received.

Ohio:

•         Increased production capacity and received approval to use the kitchen at the Ohio production facility;

•         Body and Mind branded extract products sold through wholesale on Ohio dispensary shelves with an expanded product line in progress;

•         Secured high quality biomass for extract products to produce shatter, sugar and live resin offerings.

Arkansas:

•         Received first concentrate extracts from third-party extractor using Body and Mind biomass;

•         Cultivation operations achieved steady state of operations with flower and extracted product sales through wholesale to other dispensaries and sales in the attached Body and Mind dispensary.

Michigan:

•         Expended brands and offerings at the Body and Mind dispensary in Muskegon;

•         Paused the Manistee cultivation and production facility construction for evaluation.

Illinois

●    The Company has management agreements with two entities that have been identified in the Illinois Department of Financial and Professional Regulation (IDFPR) results of the Social Equity Justice Lottery as recipients of Conditional Adult-Use Cannabis Dispensary Licenses (Conditional Licenses) in the greater Chicago-area BLS region;

●    Final license awards by the Illinois Department of Financial and Professional Regulation (IDFPR) anticipated on or before July 22, 2022 as outlined by a June 10th IDFPR press release;

●    Identified and advanced real estate opportunities for dispensary locations.

“Our team continues to expand retail and wholesale operations as our newer facilities in Ohio, Arkansas and Michigan ramp up with increased product offerings,” stated Michael Mills, CEO of Body and Mind. “Our Arkansas cultivation has reached a steady state and our perpetual harvest and innovative craft cannabis strains have driven increased visits to our dispensary as well as growing our wholesale operations. We applaud the recent announcement that winning dispensary licenses in Chicago will be released in late July and look forward to bringing our retail expertise to the important Illinois market. Our most recent quarter saw an impact on earnings from our previous Michigan construction expenses as well as a dip in margins due to systemic economic impacts. Our recent debt extension and reduced cash payment for the Seaside acquisition provide flexibility as we plan for future expansion and we are excited to continue to expand our wholesale Body and Mind products and retail locations across new markets.”

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*Adjusted EBITDA is a Non-GAAP metric used by management that does not have any standardized meaning prescribed by U.S. GAAP and may not be comparable to similar measures presented by other companies. Management defines the Adjusted EBITDA as the income (loss) from operations, as reported, before interest, taxes, and adjusted for removing other non-cash items, including the stock-based compensation expense, depreciation, and further adjustments to remove acquisition related costs or gains. Management believes Adjusted EBITDA is a useful financial metric to assess its operating performance on a cash adjusted basis before the impact of non-cash items and acquisition activities. The most comparable financial measure calculated and presented in accordance with U.S. GAAP is net income (loss) from operations, which was presented above prior to the Adjusted EBITDA figure.

The unaudited condensed consolidated interim financial statements for the quarter ended April 30, 2022 are available on SEDAR and EDGAR and should be read in connection with this news release.

The Company will be holding an earning call on Tuesday June 21, 2022 at 5:00 p.m. Eastern

Conference Call Participant Details

Confirmation #: 30671046

Local: Toronto: 416-764-8659

North American Toll Free: 1-888-664-6392

Encore Replay

Encore Replay Local: (+1) 416 764 8677

Encore Replay North American Toll Free: (+1) 888 390 0541

Encore Replay Entry Code: 671046 #

Encore Replay Expiration Date: 06/28/2022

A copy of the news release is attached as Exhibit 99.1 hereto.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01        Financial Statements and Exhibits.

(d)                   Exhibits

Exhibit	Description
99.1	News Release dated June 21, 2022.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY AND MIND INC.
DATE: June 21, 2022	By: /s/ Michael Mills Michael Mills President, CEO and Director

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